GOLDMAN SACHS TRUST

Goldman Sachs Multi-Sector Taxable Fixed Income Fund

Class A, B, C, Service and Institutional Shares

Goldman Sachs Global Income Fund

Supplement dated August 20, 2009 to the
Prospectus dated July 29, 2009

The following replaces the “Credit Quality” information in its entirety in the “Fund Facts” chart of the “Fund Investment Objectives and Strategies” section of each of the Prospectuses for the Class A, Class B, Class C, Service and Institutional Shares for the Goldman Sachs Global Income Fund:

Credit Quality: Minimum = BBB− or Baa3 at time of purchase; at least 25% of total assets = AAA or Aaa. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

This Supplement should be retained with your Prospectus for future reference.

GLBINCSTK 08-09
00068520